Taxation - Schedule of deferred tax assets and liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating tax loss carry forwards	¥ 382,409	¥ 137,550
Advertising and promotion expenses in excess of deduction limit	334,697	315,708
Payroll and expense accrued	99,007	98,889
Others	3,612	2,085
Less: valuation allowance	(819,725)	(554,232)	¥ (252,069)
Total deferred tax assets, net	¥ 0	¥ 0